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                                EXHIBIT (8) (H)
                                ---------------


             AMENDMENT TO PARTICIPATION AGREEMENT BY AND BETWEEN
            PFL LIFE INSURANCE COMPANY AND ENDEAVOR SERIES TRUST.

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                                    AMENDED
                                  SCHEDULE A

                           EFFECTIVE MARCH 13, 1997

                   ACCOUNT(S), POLICY(IES) AND PORTFOLIO(S)
                    SUBJECT TO THE PARTICIPATION AGREEMENT
                   -----------------------------------------


Account         PFL Endeavor Variable Annuity Account
-------         AUSA Endeavor Variable Annuity Account
                PFL Life Variable Annuity Account A

Policies        The Endeavor Variable Annuity
--------        The Endeavor Platinum Variable Annuity
                The AUSA Endeavor Variable Annuity
                The Atlas Portfolio Builder Variable Annuity

Portfolios      TCW Managed Asset Allocation
----------      TCW Money Market
                T. Rowe Price International Stock
                Value Equity
                Dreyfus Small Cap Value
                Dreyfus U.S. Government Securities
                T. Rowe Price Equity Income
                T. Rowe Price Growth Stock
                Opportunity Value
                Enhanced Index


Approved:

ENDEAVOR MANAGEMENT CO.                         PFL LIFE INSURANCE COMPANY

By: /s/ Vincent J. McGuinness, Sr.              By: /s/ William L. Busler
   -------------------------------                 ----------------------------
        Vincent J. McGuinness, Sr.                      William L. Busler

Title: CEO                                      Title: President
      ----------------------------                    -------------------------

Date: March 13, 1997                            Date: March 13, 1997
     -----------------------------                   --------------------------

AUSA LIFE INSURANCE COMPANY                     ENDEAVOR SERIES TRUST

By: /s/ William L. Busler                       By: /s/ James R. McInnis
   -------------------------------                 ---------------------------
        William L. Busler                               James R. McInnis

Title: Vice President                           Title: President
      ----------------------------                    -------------------------

Date: March 13, 1997                            Date: March 13, 1997
     -----------------------------                   --------------------------